SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  April 1, 1997
(Date of earliest event reported)


                        ASSET SECURITIZATION CORPORATION
             (Exact name of registrant as specified in its charter)

                         Delaware 33-49370-05 13-3672337
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                  (State or Other (Commission (I.R.S. Employer
                Jurisdiction of File Number) Identification No.)
                                 Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



         Registrant's telephone number, including area code: (212) 667-9300



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Item 5.       Other Events.

                  Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Nomura Securities International, Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1997-D4, Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-1E, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-CS1 and Class PS-1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99502) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

                  The  Computational  Materials  were  prepared  solely  by  the
Underwriter,   and  the  Registrant  did  not  prepare  or  participate  in  the preparation of the Computational Materials.

                  Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 1.      Computational Materials.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               ASSET SECURITIZATION CORPORATION


                                           By:             /s/ Perry Gershon
                                                               Perry Gershon
                                                               Vice President

Date:  April 1, 1997



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                                 Exhibit Index



                     Item 601(a)of
                     Regulation S-K
Exhibit No.          Exhibit No.            Description                  Page
1                    99                     Computational Materials      5


EXHIBIT 1